UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 19, 2004

CoBiz Inc.

(Exact name of registrant as specified in its charter)

Commission file number 000-24445

Colorado	84-0826324
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

821 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 293-2265

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 19, 2004, the Company entered into an employment agreement with Steven Bangert to be employed as Chairman and Chief Executive Officer of the Company.  Mr. Bangert will earn an annual base salary and is entitled to continue to participate in certain incentive and benefit plans as outlined in the agreement.  A copy of this agreement is attached hereto as exhibit 10.1.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

10.1                           Employment agreement effective November 19, 2004 between Steven Bangert and CoBiz Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CoBiz Inc.
(Registrant)

/s/ Lyne B. Andrich
Lyne B. Andrich

Executive Vice President and Chief Financial Officer
Date: November 23, 2004

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment agreement effective November 19, 2004 between Steven Bangert and CoBiz Inc.